EXHIBIT 21.1

Legal Name

95th & Western, L.L.C., a Delaware limited liability company
IN Retail Fund Algonquin Commons, L.L.C., an Illinois limited liability company
IN Retail Fund Chatham Ridge, L.L.C., an Illinois limited liability company
IN Retail Fund Cobbler Crossing, L.L.C., an Illinois limited liability company
IN Retail Fund Forest Lake Marketplace, L.L.C, a Delaware limited liability company
IN Retail Fund Greentree Outlot, L.L.C., a Delaware limited liability company
IN Retail Fund Greentree, L.L.C., a Delaware limited liability company
IN Retail Fund Marketplace at Six Corners, L.L.C., an Illinois limited liability company
IN Retail Fund Randall Square, L.L.C., a Delaware limited liability company
IN Retail Fund Ravinia, L.L.C., a Delaware limited liability company
IN Retail Fund Shoppes at Mill Creek, L.L.C., a Delaware limited liability company
IN Retail Fund Thatcher Woods, L.L.C., a Delaware limited liability company
IN Retail Fund Woodfield Commons, L.L.C., an Illinois limited liability company
IN Retail Fund, L.L.C., a Delaware limited liability company
IN Retail Manager, L.L.C., a Delaware limited liability company
Inland 1293 Higgins Rd, L.L.C., a Delaware limited liability company
Inland 1738 Hammond, L.L.C., a Delaware limited liability company
Inland 200 Celebration Place Delaware Business Trust
Inland 200 Celebration Place, L.L.C., a Delaware limited liability company
Inland 250 Golf Schaumburg, L.L.C., a Delaware limited liability company
Inland 555 W Roosevelt Road, L.L.C., a Delaware limited liability company
Inland Apache Shoppes, L.L.C., a Delaware limited liability company
Inland Argonne Village, L.L.C., a Delaware limited liability company
Inland Aurora Venture, L.L.C., a Delaware limited liability company
Inland Baytowne Square, L.L.C., a Delaware limited liability company
Inland Bergen Plaza, L.L.C., a Delaware limited liability company
Inland Big Lake, L.L.C., a Delaware limited liability company
Inland Bohl Farm, L.L.C., a Delaware limited liability company
Inland Boise, L.L.C., a Delaware limited liability company
Inland Bradley Commons, L.L.C., a Delaware limited liability company
Inland Brownstones, L.L.C., a Delaware limited liability company
Inland Brunswick Marketplace, L.L.C., a Delaware limited liability company
Inland Burnsville Crossing, L.L.C., a Delaware limited liability company
Inland Capitol 124, L.L.C., a Delaware limited liability company
Inland Caton Crossing, L.L.C., a Delaware limited liability company
Inland Cedar Center South, L.L.C., a Delaware limited liability company
Inland Champlin Marketplace, L.L.C., a Delaware limited liability company
Inland Chestnut Court, L.L.C., a Delaware limited liability company
Inland Cliff Lake, L.L.C., a Delaware limited liability company
Inland Commercial Property Management, Inc., an Illinois corporation
Inland County Road Burnsville, L.L.C., a Delaware limited liability company
Inland Crystal Point, L.L.C., a Delaware limited liability company
Inland Diffley Marketplace, L.L.C., a Delaware limited liability company
Inland Downers Grove Marketplace, L.L.C, a Delaware limited liability company
Inland Eastgate Shopping Center, L.L.C., a Delaware limited liability company
Inland Edinburgh Festival, L.L.C., a Delaware limited liability company
Inland Elmhurst City Centre, L.L.C., a Delaware limited liability company
Inland Elmwood Park, L.L.C., a Delaware limited liability company
Inland Elston Plaza, L.L.C., a Delaware limited liability company
Inland Evergreen Park Promenade, L.L.C., a Delaware limited liability company
Inland Exchange Venture L.L.C., a Delaware corporation
Inland Fort Smith, L.L.C., a Delaware limited liability company
Inland Four Flaggs Annex, L.L.C., a Delaware limited liability company
Inland Four Flaggs, L.L.C., a Delaware limited liability company
Inland Free MPV, L.L.C., a Delaware limited liability company
Inland Freeport Southwest Avenue, L.L.C., a Delaware limited liability company
Inland Gateway Square, L.L.C., a Delaware limited liability company
Inland Goldenrod Marketplace, L.L.C., a Delaware limited liability company
Inland Grand Hunt Center, L.L.C., a Delaware limited liability company

Legal Name

Inland Grayhawk, L.L.C., a Delaware limited liability company
Inland Greentree, L.L.C., a Delaware limited liability company
Inland Gurnee, L.L.C., a Delaware limited liability company
Inland Hammond Mills, L.L.C., a Delaware limited liability company
Inland Hawthorne Village Commons, L.L.C., a Delaware limited liability company
Inland Hickory Creek, L.L.C., a Delaware limited liability company
Inland Hutchinson, L.L.C., a Delaware limited liability company
Inland Iroquois Center, L.L.C., a Delaware limited liability company
Inland J.8K, L.L.C., a Delaware limited liability company
Inland Joliet Commons I and II, L.L.C., a Delaware limited liability company
Inland Lakemoor, L.L.C., a Delaware limited liability company
Inland Lansing Square, L.L.C., a Delaware limited liability company
Inland Mallard Crossing, L.L.C., a Delaware limited liability company
Inland Mankato Heights, L.L.C., a Delaware limited liability company
Inland Maple Grove, L.L.C., a Delaware limited liability company
Inland Maple Park Place, LLC, a Delaware limited liability company
Inland Mapleview, L.L.C., a Delaware limited liability company
Inland Marketplace at Six Corners, L.L.C., a Delaware limited liability company
Inland Medina Marketplace, L.L.C., a Delaware limited liability company
Inland Menomonee Falls, L.L.C., a Delaware limited liability company
Inland Mokena Marketplace, L.L.C., a Delaware limited liability company
Inland Nantucket Square, L.L.C., a Delaware limited liability company
Inland Newport Pavilion Bondholder, L.L.C., a Delaware limited liability company
Inland Newport Pavilion, L.L.C., a Delaware limited liability company
Inland North Aurora Venture, L.L.C., a Delaware limited liability company
Inland Oak Forest Commons, L.L.C., a Delaware limited liability company
Inland Orland LaGrange Rd. Outlot L.L.C., a Delaware limited liability company
Inland Orland Park Place IV, LLC., a Delaware limited liability company
Inland Orland Park Place, L.L.C., a Delaware limited liability company
Inland Park Center Plaza, L.L.C., a Delaware limited liability company
Inland Park Place Plaza, L.L.C., a Delaware limited liability company
Inland Pilgrim Village, L.L.C., a Delaware limited liability company
Inland Pine Tree, L.L.C., a Delaware limited liability company
Inland Plymouth Collection, L.L.C., a Delaware limited liability company
Inland Plymouth Town Center, L.L.C., a Delaware limited liability company
Inland Point at Clark, L.L.C., a Delaware limited liability company
Inland Prairie Crossing, L.L.C., a Delaware limited liability company
Inland Princess City Plaza, L.L.C., a Delaware limited liability company
Inland PT JV I, L.L.C., a Delaware limited liability company
Inland Pulaski Promenade, L.L.C., a Delaware limited liability company
Inland Quarry Retail, L.L.C., a Delaware limited liability company
Inland Rainbow City, L.L.C., a Delaware limited liability company
Inland Ravinia Plaza, L.L.C., a Delaware limited liability company
Inland Real Estate Aurora Commons, L.L.C., a Delaware limited liability company
Inland Real Estate Deer Trace, L.L.C., a Delaware limited liability company
Inland Real Estate Hamilton, L.L.C., a Delaware limited liability company
Inland Real Estate Highway 41, L.L.C., a Delaware limited liability company
Inland Real Estate LB I Corporation, a Delaware corporation
Inland Real Estate LB I LLC, a Delaware limited liability company
Inland Real Estate Park Square, L.L.C., a Delaware limited liability company
Inland Real Estate Townes Crossing, L.L.C., a Delaware limited liability company
Inland Real Estate University Crossings, L.L.C., a Delaware limited liability company
Inland Real Estate-Illinois, L.L.C, a Delaware limited liability company
Inland Red Top Plaza, L.L.C., a Delaware limited liability company
Inland Riverdale Commons, L.L.C, a Delaware limited liability company
Inland Rivertree Court, L.L.C., a Delaware limited liability company
Inland Rochester Marketplace, L.L.C., a Delaware limited liability company
Inland Ryan, LLC, a Delaware limited liability company
Inland Salem Square, L.L.C., a Delaware limited liability company
Inland Schaumburg Promenade, L.L.C, a Delaware limited liability company
Inland Shakopee Valley Marketplace, L.L.C, a Delaware limited liability company
Inland Shannon Square Cub, L.L.C., a Delaware limited liability company

Legal Name

Inland Shannon Square Shoppes, L.L.C., a Delaware limited liability company
Inland Shingle Creek, L.L.C., a Delaware limited liability company
Inland Shops at Orchard Place, L.L.C., a Delaware limited liability company
Inland Showplace, L.L.C., a Delaware limited liability company
Inland Silver Lake Apache Park, L.L.C., a Delaware limited liability company
Inland Silver Lake Village, L.L.C., a Delaware limited liability company
Inland Six Corners, L.L.C., a Delaware limited liability company
Inland Skokie Fashion Square II, L.L.C., a Delaware limited liability company
Inland Southeast Grocery Development, L.L.C., a Delaware limited liability company
Inland St. James Crossing, L.L.C., a Delaware limited liability company
Inland Stone Creek, L.L.C., a Delaware limited liability company
Inland Stuarts Crossing Small Shops, L.L.C. a Delaware limited liability company
Inland Stuarts Crossing Vacant Lot, L.L.C., a Delaware limited liability company
Inland Stuarts Crossing, L.L.C., a Delaware limited liability company
Inland Tanglewood Parkway, L.L.C., a Delaware limited liability company
Inland TFM Lincolnshire, L.L.C., a Delaware limited liability company
Inland Thatcher Woods, L.L.C., a Delaware limited liability company
Inland Timmerman Plaza, L.L.C., a Delaware limited liability company
Inland Tinley Cars, L.L.C., a Delaware limited liability company
Inland TRS Property Management, Inc., an Illinois corporation
Inland Turfway Commons, L.L.C., a Delaware limited liability company
Inland Two Rivers Plaza, L.L.C., a Delaware limited liability company
Inland V. Richards Plaza, L.L.C., a Delaware limited liability company
Inland Valparaiso Walk, L.L.C., a Delaware limited liability company
Inland Venture L.L.C., a Delaware corporation
Inland Village Ten, L.L.C., a Delaware limited liability company
Inland Warsaw, L.L.C., a Delaware limited liability company
Inland Wauconda Crossings, L.L.C., a Delaware limited liability company
Inland Wauconda Shopping Center, L.L.C., a Delaware limited liability company
Inland Waupaca, L.L.C., a Delaware limited liability company
Inland West River Crossings, L.L.C, a Delaware limited liability company
Inland Westgate, L.L.C., a Delaware limited liability company
Inland Woodbury Commons, L.L.C., a Delaware limited liability company
Inland Woodfield Plaza, L.L.C, a Delaware limited liability company
Inland Woodland Heights, L.L.C., a Delaware limited liability company
Inland Woodlands, L.L.C., a Delaware limited liability company
INP REIT I, L.L.C., a Delaware limited liability company
INP REIT II, L.L.C., a Delaware limited liability company
INP Retail L.P., a Delaware limited partnership
INP Retail Management Company, L.L.C., a Delaware limited liability company
IRC-IREX Venture II, L.L.C, a Delaware limited liability company
IRC-IREX Venture L.L.C., a Delaware limited liability company
IRC-MAB Southeast, LLC, a Delaware limited liability company
IRC-NARE 1300 Meacham Road, L.L.C., a Delaware limited liability company
NARE/Inland North Aurora Venture, L.L.C., a Delaware limited liability company
Oak Property & Casualty, LLC, a Vermont limited liability company
PTI Boise, LLC, a Delaware limited liability company
PTI Ft. Wayne, LLC, a Delaware limited liability company
Pulaski Promenade, L.L.C., a Delaware limited liability company
Tanglewood Parkway Elizabeth City, L.L.C., a Delaware limited liability company
TMK Inland Aurora Venture, L.L.C., an Illinois limited liability company